Exhibit 10.1

FIFTH AMENDMENT TO LEASE

THIS FIFTH AMENDMENT TO LEASE (this “Fifth Amendment”) is made as of September 4, 2014, by and between ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and TETRAPHASE PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of November 16, 2006, as amended by that certain First Amendment to Lease dated as of September 9, 2011, as further amended by that certain Second Amendment to Lease dated as of March 15, 2012, as further amended by that certain Third Amendment to Lease dated as of September 18, 2012, and as further amended by that certain Fourth Amendment to Lease dated as of November 20, 2013 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 15,899 rentable square feet (“Premises”) in a building located at 480 Arsenal Street, Watertown, Massachusetts (“Building”). The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. The Base Term of the Lease is currently scheduled to expire on July 31, 2015.

C. Landlord and Tenant desire to, among other things, amend the Lease to extend the Term of the Lease through November 30, 2016.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Base Term. The Base Term of the Lease is hereby extended to expire on November 30, 2016.

2.	Rent.

a.	Tenant shall continue paying Base Rent as provided in the Lease through May 31, 2016. Commencing on June 1, 2016, Tenant shall pay Base Rent in the amount of $57,910.87 per month through November 30, 2016.

b.	Tenant shall continue to pay Tenant’s Share of Operating Expenses and all other charges as set forth in the Lease.

3.	Miscellaneous.

a.	This Fifth Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Fifth Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b.	Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Fifth Amendment and that no Broker brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

c.	This Fifth Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

d.	This Fifth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Fifth Amendment attached thereto.

e.	Except as amended and/or modified by this Fifth Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Fifth Amendment. In the event of any conflict between the provisions of this Fifth Amendment and the provisions of the Lease, the provisions of this Fifth Amendment shall prevail. Whether or not specifically amended by this Fifth Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Fifth Amendment.

[Signatures are on the next page.]

IN WITNESS WHEREOF, parties hereto have executed this Fifth Amendment as of the day the and year first above written.

LANDLORD:	ARE-48O ARSENAL STREET, LLC, a Delaware limited liability company

By: ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

By:

TENANT:

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